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                                                                EXHIBIT 10(a).1.

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the inclusion in the Annual Report on Form 20-F of Tefron Ltd. for the fiscal year ended December 31, 2002 of our report dated February 27, 2003, on the financial statements of Tefron, which are included in the Form 20-F of Tefron.

We also consent to the reference to our firm in Tefron's above referenced annual report under the caption "Selected Financial Data".

                           /s/ Kost Forer & Gabbay
                           --------------------------
                           Kost Forer & Gabbay, A Member of Ernst & Young Global Certified Public Accountants (Isr.)

Tel-Aviv, Israel
April 4, 2003